DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

Transamerica Financial Life Insurance Company

Supplement Dated October 29, 2003

to the

Prospectus dated May 1, 2003

On or about November 14, 2003, the Emerging Markets Portfolio, the Founders Passport Portfolio and the Japan Portfolio will be liquidated, and therefore, the Emerging Markets subaccount, the Founders Passport subaccount and the Japan subaccount are no longer available to all policy owners as of November 11, 2003.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage Variable Annuity dated May 1, 2003